UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 8, 2021

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VARONIS SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

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Delaware	001-36324	57-1222280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1250 Broadway, 29th Floor

New York, New York 10001

(Address of Principal Executive Offices) (Zip Code)

(877) 292-8767

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRNS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On February 8, 2021, Varonis Systems, Inc. (“Varonis”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2020.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Report, including the press release, is furnished only, is not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such a filing, except as expressly set forth by specific reference in that filing.

Item 8.01. Other Events.

On February 8, 2020, Varonis announced that its Board of Directors approved a three-for-one split of Varonis’ common stock in the form of a stock dividend to make stock ownership more accessible to employees and investors. Each stockholder of record on March 12, 2021 will receive a dividend of two additional shares of common stock for each then-held share. Trading will begin on a stock split-adjusted basis on March 15, 2021.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 8, 2021, reporting Fourth Quarter and Full Year 2020 Financial Results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARONIS SYSTEMS, INC.

Date: February 8, 2021	By:	/s/ Yakov Faitelson
Name: Yakov Faitelson
Title: Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 8, 2021, reporting Fourth Quarter and Full Year 2020 Financial Results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)